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                                                                    Exhibit 3.33

                                                     STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                 DIVISION OF CORPORATIONS
                                                 FILED 04:00 PM 12/19/1996
                                                     960377237-2697384

                            CERTIFICATE OF FORMATION

                                       OF

                              ANR COAL COMPANY, LLC

      This Certificate of Formation dated December 19, 1996, has been duly executed and is filed pursuant to section 18-201 of the Delaware Limited Liability Company Act (the "Act") to form a limited liability company (the "Company") under the Act.

      1. Name. The name of the Company is ANR COAL COMPANY, LLC

      2. Registered Office. Registered Agent: The address of the registered office required to be maintained by section 18-104 of the Act is:

                       Corporation Trust Center
                       1209 Orange Street
                       Wilmington, DE 19801

The name and the address of the registered agent for service of process required to be maintained by section 18-104 of the Act are:

                       The Corporation Trust Company
                       Corporation Trust Center
                       1209 Orange Street
                       Wilmington, DE 19801

      EXECUTED as of the date first written above.

                                                  /s/ Austin M. O'Toole
                                                  Name:  Austin M. O'Toole
                                                  Authorized Person

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                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                     FILED 03:30 PM 07/21/1998
                                                         981282886-2697384

                            CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                              ANR COAL COMPANY, LLC

      ANR Coal Company, LLC, a limited liability company organized under the Delaware Limited Liability Company Act (the "Act"), for the purpose of amending its Certificate of Formation pursuant to Section 18-202 of the Act, hereby certifies that Paragraph 1 of the Certificate of Formation is amended to read in its entirely as follows:

      "1. The name of the Company is Coastal Coal Company, LLC."

      IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by an authorized person as of the 20th day of July, 1998.

                              ANR Coal Company, LLC

                              By: /s/ Austin M. O'Toole
                              Austin M. O'Toole
                              Senior Vice President
                              and Secretary

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                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 05:00 PM 01/31/2003
                                                          030068535-2697384

              Certificate of Amendment to Certificate of Formation

                                       Of

                            COASTAL COAL COMPANY, LLC

                            -------------------------

            It is hereby certified that:

            1. The name of the limited liability company (hereinafter called the "limited liability company") is Coastal Coal Company, LLC.

            2. The certificate of formation of the limited liability company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article First the following new Article First

                  "First: The name of the limited liability company is Enterprise Mining Company, LLC."

                             /s/ Stanley E. Bateman, Jr.
                             Stanley E. Bateman, Jr.
                             Authorized Person

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                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 01:55 PM 07/11/2003
                                                     Filed 11:26 AM 7/11/2003
                                                    SRV 030456264-2697384 FILE

              Certificate of Amendment to Certificate of Formation

                                       Of

                         ENTERPRISE MINING COMPANY, LLC

            It is hereby certified that:

1. The name of the limited liability company (hereinafter called the "limited liability company") is

                         ENTERPRISE MINING COMPANY, LLC

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company's registered agent and registered office and by substituting in lieu thereof the following new statement:

            "The address of the registered office and the name and address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808."

Dated: June 26, 2003

                                            Name: /s/ Stanley E. Bateman, Jr.
                                            Title: President and Manager